                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                           INDIANA UNITED BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                      INDIANA UNITED BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                             INDIANA UNITED BANCORP
                                201 N. BROADWAY

    [LOGO]
                           GREENSBURG, INDIANA 47240
                        -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON TUESDAY, MAY 18, 1999

                        -------------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Indiana United Bancorp (the "Company") will be held in the Conference Center on the second floor of the Company's principal office at 201 N. Broadway, Greensburg, Indiana, on Tuesday the 18th day of May, 1999, at 10:00 A.M. (Eastern Standard
Time), for the following purposes:

    1. To elect to the Board of Directors ten (10) directors to serve until the next Annual Meeting and until their successors are elected and qualified;

    2. To ratify the appointment of Crowe Chizek and Company LLP as the Company's independent accountants for the fiscal year ending December 31, 1999; and

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 12, 1999 are entitled to notice of and to vote at the Annual Meeting. The transfer books will not be closed.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                          By Order of the Board of Directors,

                                                        [LOGO]

                                          SUE FAWBUSH
                                          SECRETARY

Greensburg, Indiana
March 31, 1999

                             INDIANA UNITED BANCORP
                                201 N. BROADWAY
                           GREENSBURG, INDIANA 47240
                      ------------------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 18, 1999
                      ------------------------------------

                                  INTRODUCTION

    This Proxy Statement is being furnished to shareholders of Indiana United Bancorp, an Indiana corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of record of the Company's outstanding shares of common stock, no par value per share (the "Common Stock"), as of the close of business on March 12, 1999, for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Tuesday, May 18, 1999, at 10:00 a.m. (Eastern Standard Time) in the Conference Center on the second floor of the Company's principal office at 201 N. Broadway, Greensburg, Indiana, and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to the Company's shareholders on or about March 31, 1999.

PURPOSES OF THE ANNUAL MEETING

    At the Annual Meeting, holders of shares of Common Stock will be asked to consider and to vote upon the following matters:

    (i.) The election of ten directors of the Company who will serve until the 2000 Annual Meeting and until their successors are elected and qualified;

   (ii.) The appointment of Crowe Chizek and Company LLP ("Crowe Chizek") as the
         Company's independent accountants for the fiscal year ending December 31, 1999; and

   (iii.) Such other business as may properly come before the Annual Meeting.

    The Board of Directors has unanimously recommended that shareholders vote "FOR" the election of the Board of Directors' ten nominees for election as directors of the Company, and "FOR" the ratification of the Board of Directors' appointment of Crowe Chizek as the Company's independent accountants. As of the date of this Proxy Statement, the Board of Directors knows of no other business to come before the Annual Meeting.

VOTING RIGHTS AND PROXY INFORMATION

    Only holders of record of shares of Common Stock as of the close of business on March 12, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Such holders of shares of Common Stock are entitled to one vote per share on any matter that may properly come before the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock as of the record date is necessary to constitute a quorum at the Annual Meeting. As of March 12, 1999, there were 4,774,628 shares of Common Stock outstanding.

    The affirmative vote of a plurality of the shares of Common Stock represented in person or by properly executed proxy at the Annual Meeting is required to approve the election of each of the Company's nominees for election as a director. The affirmative vote of a majority of the shares of Common Stock voted is required to ratify the appointment of Crowe Chizek as the Company's independent accountants for the fiscal year ending December 31, 1999.

    All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for the election of the Board of Directors' ten nominees as directors of the Company and for the ratification of the appointment of Crowe Chizek as the Company's independent accountants.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Company, to the attention of Sue Fawbush, Secretary.

    The Company will bear the cost of this solicitation. In addition to solicitation by mail, the Company will request banks, brokers, and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock, and will reimburse them for their expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone, facsimile or other electronic means.

ANNUAL REPORT

    The Company's 1998 Annual Report, which includes consolidated financial statements, accompanies this Proxy Statement.

PRINCIPAL SHAREHOLDERS

    As of February 12, 1999, the following individuals or entities reported beneficial ownership of Common Stock in excess of 5% of the Company's outstanding Common Stock:

                                      NUMBER OF SHARES
NAME AND ADDRESS                      BENEFICIALLY OWNED      PERCENTAGE OF
OF BENEFICIAL OWNER                               (L)       OUTSTANDING SHARES
------------------------------------  --------------------  ---------------------
Robert S. Dunevant
3402 N. Dearborn Rd.
West Harrison, IN 47060
                                              459,948(2)               9.6%

------------------------------------

(1) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

(2) Includes 205,286 shares held by Mr. Dunevant's wife over which she has sole voting and investment power, and 5,004 shares held by Unity Company, over which Mr. Dunevant has shared voting and investment power. Mr. Dunevant disclaims beneficial ownership of all shares over which his wife has sole voting and investment power.

                             ELECTION OF DIRECTORS
                               (ITEM 1 ON PROXY)

    A board of ten directors of the Company is to be elected at the Annual Meeting, each of whom is to serve, subject to the provisions of the Bylaws, until his successor is duly elected and qualified. The names of the nominees proposed for election as directors, all of whom are presently directors of the Company except Eric E. Anderson, are set forth below and the following information is furnished with respect to each:

                                                                                             COMMON
                                                                                              STOCK
                                                                           DIRECTOR OF     BENEFICIALLY  PERCENTAGE
                                                                             COMPANY        OWNED AS         OF
                              PRINCIPAL OCCUPATION OR                     CONTINUOUSLY         OF       OUTSTANDING
NOMINEE                            EMPLOYMENT (1)              AGE            SINCE        2/12/99(2)      SHARES
-------------------------  ------------------------------      ---      -----------------  -----------  ------------
Eric E. Anderson           Part Owner and Secretary-               39                         1,000(3)  less than 1%
                             Treasurer, The Anderson
                             Group
                             Insurance and Financial
                             Services,
                             Inc. (general insurance
                             agency)

John E. Back               President, Twin Forks                   69   May 1, 1998          66,290(5)      1.4%
                             Development Corporation
                             (recreation leasing
                             development
                             company) (4)

William G. Barron          Chairman and President,                 49   April 25, 1989      230,124(6)      4.8%
                             Wm. G. Barron Enterprises,
                             (commercial real estate
                             broker,
                             manager and developer)

Dale J. Deffner            Partner, Deffner and Tebbe              66   May 1, 1998         135,580(7)      2.8%
                             Accounting Service
                             (public accounting firm)

Robert S. Dunevant         President, Unity Company                79   May 1, 1998         459,948(9)      9.6%
                             (asset-based receivables
                             company) (8)

Philip A. Frantz           Partner, Coldren & Frantz               54   Sept. 16, 1987     17,520 (10)  less than 1%
                             (attorneys at law)

Robert E. Hoptry           Chairman of the Board and               60   its incorporation  140,824 (12)     2.9%
                             Chief Executive Officer of                 on March 30, 1983
                             the Company (11)

James L. Saner, Sr.        President and Chief Operating           47   May 1, 1998        44,883 (14)  less than 1%
                             Officer of the Company (13)

Dale E. Smith              President, Smith Realty and             65   May 1, 1998        61,098 (15)      1.3%
                             Insurance, Inc.

Edward J. Zoeller          President, E. M. Cummings               54   March 17,1994       6,112 (16)  less than 1%
                             Veneer, Inc., (manufacturer
                             of
                             veneered furniture parts)

All directors, nominees
and executive officers as
a group (14 in number
including the above-
named persons)                                                                              1,276,905      26.7%

------------------------

(1) Except where otherwise indicated, this principal occupation or employment has continued during the past five years.

(2) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

(3) Mr. Anderson has the right to acquire 24,274 shares of Common Stock within the next 60 days pursuant to the terms of, and subject to the satisfaction of the conditions in, that certain Agreement and Plan of Merger dated as of March 31, 1999 among the Company, The Insurance Group, Inc. (a newly formed subsidiary of the Company), The Andy Anderson Insurance Agency, Inc. and the shareholders of Andy Anderson Insurance Agency, Inc. (consisting of Mr. Anderson, Mr. Anderson's father and Mr. Anderson's two brothers). Mr. Anderson disclaims beneficial ownership of 56,639 shares of Common Stock that his father and two brothers have the right to acquire under such Agreement.

(4) Mr. Back is a retired Senior Vice President of Sperry Rubber and Plastics Company.

(5) These shares are held jointly by Mr. Back with his wife as co-trustees of a revocable living trust, over which they share voting and investment power.

(6) Includes 18,213 shares held by Mr. Barron as custodian under the Kentucky Uniform Gifts to Minors Act for the benefit of his children and 10,265 shares held by Mr. Barron in his Individual Retirement Account, over which Mr. Barron has sole voting and investment power. Includes 4,659 shares held in William G. Barron Enterprises Inc., over which Mr. Barron has sole voting and investment power. Also includes 18,307 shares over which Mr. Barron has shared voting and investment power with his mother, Frankie G. Barron, as co-trustee of trusts for the benefit of certain family members of Mr. Barron. Also includes 58,754 shares held by Mr. Barron's wife as trustee of a trust for the benefit of Mr. Barron's wife and his children and 11,738 shares held by Mr. Barron's wife in her Individual Retirement Account, over which Mr. Barron's wife has sole voting and investment power. Also includes 60,732 shares held in the Barron Family Partnership, LTD, over which Mr. Barron and his wife have shared voting and investment power. Mr. Barron disclaims beneficial ownership of all shares over which his wife has sole voting and investment power. Mr. Barron disclaims beneficial ownership over 3,097 shares held by his adult son. Mr. Barron also disclaims beneficial ownership over 164,668 shares held by his mother, under a trust established by Mr. Barron's father, over which Mr. Barron's mother has sole voting and investment power.

(7) Includes 62,470 shares held directly by Mr. Deffner's wife and 6,932 shares held by Mr. Deffner's wife in her Individual Retirement Account over which Mr. Deffner's wife has sole voting and investment power. Also includes 6,932 shares held by Mr. Deffner in his Individual Retirement Account, over which he has sole voting and investment power. Mr. Deffner disclaims beneficial ownership of all shares over which his wife has sole voting and investment power.

(8) Mr. Dunevant holds the honorary position of Vice Chairman of the Board of the Company. Prior to May 1, 1998, Mr. Dunevant was Chairman of the Board of P.T.C. Bancorp and, prior to January 1, 1989, the Chief Executive Officer of People's Trust Company, Brookville, Indiana. Mr. Dunevant also serves as President of Bright Center, a non-profit affordable senior housing facility.

(9) For information regarding Mr. Dunevant's beneficial ownership of Common Stock, see footnote (2) under "INTRODUCTION--Principal Shareholders".

(10) Includes 138 shares owned directly by Mr. Frantz's wife and 690 shares held by Mr. Frantz's wife through an Individual Retirement Account, over which Mr. Frantz's wife has sole voting and investment power. Also includes 6,523 shares held jointly by Mr. Frantz with his wife, over which he shares voting and investment power and 3,953 shares held in Mr. Frantz's Individual Retirement Account, over which he has sole voting and investment power. Mr. Frantz disclaims beneficial ownership over 920 shares held by his adult children. Mr. Frantz also disclaims beneficial ownership of all shares over which his wife has sole voting and investment power.

(11) Mr. Hoptry serves as Chairman of the Board and Chief Executive Officer of the Company. Prior to May 1, 1998, Mr. Hoptry also served as President of the Company.

(12) Includes 18,288 shares held by Mr. Hoptry through the Company's Retirement and Savings Incentive Plan and 2,136 shares in his Individual Retirement Account, over which he has sole voting and investment power. Includes 1,067 shares held by Mr. Hoptry's wife through an Individual Retirement Account, over which Mr. Hoptry's wife has sole voting and investment power. Also includes 508 shares held by Mr. Hoptry for the benefit of his grandchildren over which Mr. Hoptry has sole voting and investment power. Mr. Hoptry disclaims beneficial ownership of all shares over which his wife has sole voting and investment power.

(13) Mr. Saner serves as President and Chief Operating Officer of the Company. Prior to May 1, 1998, Mr. Saner served as President and Chief Executive Officer of P.T.C. Bancorp, which merged with the Company on April 30, 1998.

(14) Includes 4,498 shares held jointly by Mr. Saner with his wife and 480 shares held for the benefit of Mr. Saner's sons, over which Mr. Saner shares voting and investment power. Includes 1,156 shares held by Mr. Saner's wife through an Individual Retirement Account, over which Mr. Saner's wife has sole voting and investment power. Includes 7,138 shares held by Mr. Saner through an Individual Retirement Account and 173 shares held by Mr. Saner through the Company's Retirement and Savings Incentive Plan, over which Mr. Saner has sole voting and investment power. Mr. Saner disclaims beneficial ownership of all shares over which his wife has sole voting and investment power.

(15) Includes 32,524 shares held by Mr. Smith's wife, over which she has sole voting and investment power. Also includes 12,840 shares held for the benefit of Mr. Smith's minor grandchildren, over which Mr. Smith has sole voting and investment power. Mr. Smith disclaims beneficial ownership over shares held by his adult children. Mr. Smith also disclaims beneficial ownership of all shares over which his wife has sole voting and investment power.

(16) Includes 920 shares owned by Mr. Zoeller's wife through an Individual Retirement Account, over which Mr. Zoeller's wife has sole voting and investment power. Includes 2,295 shares held jointly by Mr. Zoeller with his wife and 231 shares held jointly with his two daughters over which Mr. Zoeller shares voting and investment power. Also includes 1,446 shares held by Mr. Zoeller in his Individual Retirement Account over which he has sole voting and investment power. Mr. Zoeller disclaims beneficial ownership of all shares over which his wife has sole voting and investment power.

    Director Martin G. Wilson is not standing for election to the Board and is retiring under the Company's retirement policy applicable to directors. The Company wishes to extend its gratitude to Mr. Wilson, who has served on the Board of Directors since 1983. Mr. Wilson is 72 years of age and a retired farmer who beneficially owns 79,254 shares or 1.7% of the Company's common stock which includes 44,000 shares owned by Mr. Wilson's wife, over which she has sole voting and investment power. Mr. Wilson disclaims beneficial ownership of all shares over which his wife has sole voting and investment power.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE COMPANY'S NOMINEES FOR ELECTION AS A DIRECTOR.

    Shares of Common Stock of the Company represented by proxies executed and received in the accompanying form will be voted for the election of all of the above nominees as directors of the Company, unless otherwise indicated. The Board of Directors does not contemplate that any of the nominees will be unable to accept election as a director for any reason. However, in the event that one or more of such nominees is unable or unwilling to serve, the persons named in the proxies or their substitutes shall have authority, according to their judgment, to vote or to refrain from voting for other individuals as directors.

    The Board of Directors considers nominations of candidates for election as directors. The Company's Bylaws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors (the "Shareholder Notice Procedure"). The Shareholder Notice Procedure provides that only persons who are nominated by, or at the direction of, the Board of Directors, or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company. Under the Shareholder Notice Procedure, to be timely, notice of shareholder nominations to be made at an annual or special meeting must be received by the Company not less than 60 days nor more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days notice or prior public disclosure of the date of the meeting is given, the 10th day following the earlier of (i) the day such notice was mailed or (ii) the day such public disclosure was made).

    Under the Shareholder Notice Procedure, a shareholder's notice to the Company proposing to nominate a person for election as a director must contain certain information, including, without limitation, the identity and address of the nominating shareholder, the number of shares of Common Stock that are owned by such shareholder and all information regarding the proposed nominee that would be required to be included in a proxy statement soliciting proxies for the proposed nominee. If the Chairman of the Board or other officer presiding at a meeting determines that a person was not nominated in accordance with the Shareholder Notice Procedure, such person will not be eligible for election as a director.

    By requiring advance notice of nominations by shareholders, the Shareholder Notice Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform shareholders about such qualifications.

             CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

    Directors who are not officers of the Company are paid an annual retainer of $5,000 for serving on the Board plus an attendance fee of $750 per meeting. The retainer is based on twelve regular meetings annually. During 1998, the Board met twelve times. The Board of Directors has an Audit Committee and a Compensation Committee. Committee members are paid an attendance fee of $750 per meeting held on a day on which there is not a Board meeting.

    The Audit Committee held six meetings during 1998. The members of the committee during 1998, none of whom are employees of the Company, were John E. Back, Dale J. Deffner, Philip A. Frantz (who served as chairman of the Audit Committee), Dale E. Smith and Edward J. Zoeller. The functions of the Audit Committee include review of the programs of the Company's internal auditors, the results of their audits and the adequacy of the Company's system of internal controls and accounting practices. In addition, the committee has direct access to the Company's independent accountants, and reviews the scope of their annual audit prior to its commencement and reviews the types of services for which the Company retains the independent accountants. The committee also reviews all regulatory examination reports.

    The Compensation Committee held three meetings during 1998 for the purpose of discussing the factors and criteria upon which the compensation of the Company's executive officers will be based in 1999. The members of the committee were William G. Barron, (who served as chairman of the Compensation Committee) Dale J. Deffner, Robert S. Dunevant, Philip A. Frantz and Edward J. Zoeller, none of whom are employees of the Company. The function of the Compensation Committee is to establish the compensation of members of executive management.

    The Company does not have a Nominating Committee.

            SECTION 16(A)--BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of 10% or more of the outstanding Common Stock to file reports concerning their direct or indirect ownership of Company securities. The Company believes that all such reports were filed timely in compliance with Section 16(a) during 1998.

                       EXECUTIVE OFFICERS OF THE COMPANY

    The following table sets forth the names and ages of all executive officers of the Company and their positions. Except as set forth below, each executive officer has held the specified position for the last five years.

NAME                        AGE                            POSITION
----------------------      ---      ----------------------------------------------------

Robert E. Hoptry                60   Chairman of the Board and Chief Executive Officer
                                     (1)

James L. Saner Sr.              47   President and Chief Operating Officer (2)

Daryl R. Tressler               47   Vice President

Michael K. Bauer                44   Vice President (3)

Lynn T. Gordon                  49   Vice President (4)

------------------------

1.  Prior to May 1, 1998, Mr. Hoptry was also President of the Company.

2. Prior to May 1, 1998, Mr. Saner was the President and Chief Executive Officer of P.T.C. Bancorp.

3. Mr. Bauer has served as President and Chief Executive Officer of the Company's subsidiary, Regional Federal Savings Bank, since September 6, 1995 and, additionally, as Chairman of the Board of that subsidiary since May 22, 1996. From 1988 to September 1995, Mr. Bauer was President and Chief Executive Officer of Harris Bank, Bartlett, Illinois.

4. Mr. Gordon has served as President and Chief Executive Officer of the Company's subsidiary, People's Trust Company, (acquired on April 30, 1998 in the merger with P.T.C. Bancorp), since May 1, 1998. Since October, 1997, Mr. Gordon has served as President of People's Trust Company and, prior to that time, as Executive Vice President of that bank.

                             EXECUTIVE COMPENSATION

REPORT OF COMPENSATION COMMITTEE

    The compensation of the Company's executive officers is determined by the Compensation Committee comprised solely of non-employee directors of the Company. Salary ranges are established for all positions within the Company based upon comparative peer data as reported by the Bank Administration Institute ("BAI"). In the case of Mr. Saner, the determination of his compensation is also influenced by the provisions of an employment agreement with him. See "--Employment Agreement With James L. Saner, Sr."

    According to BAI data, the average compensation paid to the chief executive officer operating a $500 million banking organization in the Midwest region, which encompasses Illinois, Indiana, Michigan, Ohio and Wisconsin, is $222,600. The Company's established salary range for 1998 was $173,400 to $289,000 for its chief executive officer. The Compensation Committee considers the market performance of the Company's Common Stock relative to the market performance of the NASDAQ Market Index (U.S.) and the NASDAQ Financial Stocks Index, and the Company's overall performance for the year, in establishing the compensation for the Chief Executive Officer within the approved salary range. The key performance measure the Committee used in determining Mr. Hoptry's 1998 compensation was its assessment of his ability and dedication to enhance the long-term value of the Company by continuing to provide the leadership and vision he has provided throughout his tenure as Chief Executive Officer.

    In 1995, the Company initiated an incentive compensation plan under which substantially all employees of the Company and its subsidiaries are eligible. The plan considers the performance of each subsidiary as well as consolidated results. The 1998 payout, based on 1997 results, was 5.00% of wages paid to parent Company employees; 4.72% to Union Bank employees; and 6.13% to Regional Bank employees. There will not be a 1999 payout based on the 1998 results.

                                          COMPENSATION COMMITTEE
                                          /s/  William G. Barron, Chairman
                                          /s/  Dale J. Deffner
                                          /s/  Robert S. Dunevant
                                          /s/  Philip A. Frantz
                                          /s/  Edward J. Zoeller

SUMMARY COMPENSATION TABLE

    The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the other highly compensated officers of the Company exceeding $100,000. who served in such capacities as of December 31, 1998 (the "named executive officers") for services rendered to the Company during each of the last three years.

                                                                                                 LONG-TERM COMPENSATION
                                                                                               --------------------------
                                                               ANNUAL COMPENSATION                       AWARDS
                                                    -----------------------------------------  --------------------------
                                                                                   OTHER        RESTRICTED
                                                                                  ANNUAL           STOCK
                                                                                  COMPEN-         AWARDS        OPTIONS
NAME AND PRINCIPAL POSITION                YEAR     SALARY ($)    BONUS ($)   SATION ($) (1)        ($)        SARS (#)
---------------------------------------  ---------  -----------  -----------  ---------------  -------------  -----------
Robert E. Hoptry                              1998     185,000       20,000
Chairman of the Board and                     1997     178,260        9,382
Chief Executive Officer                       1996     158,839        6,142

James L. Saner, Sr.                           1998(3)    115,100
President and
Chief Operating Officer

Michael K. Bauer                              1998     133,500
Chairman of the Board,                        1997     121,352        7,925
President                                     1996     120,050        3,277
and Chief Executive Officer of
Regional Bank

Daryl R. Tressler                             1998     121,200        3,000
Chairman of the Board,                        1997     111,910        5,544
President                                     1996     107,609        4,453
and Chief Executive Officer of
Union Bank

                                                 PAYOUTS
                                         ------------------------
                                                       ALL OTHER
                                            LTIP        COMPEN-
                                           PAY-OUT      SATION
NAME AND PRINCIPAL POSITION                  ($)        ($) (2)
---------------------------------------  -----------  -----------
Robert E. Hoptry                                          26,644
Chairman of the Board and                                 26,290
Chief Executive Officer                                   21,015
James L. Saner, Sr.                                       26,242
President and
Chief Operating Officer
Michael K. Bauer                                          17,847
Chairman of the Board,                                    15,922
President
and Chief Executive Officer of
Regional Bank
Daryl R. Tressler                                         21,909
Chairman of the Board,                                    16,854
President                                                 16,048
and Chief Executive Officer of
Union Bank

------------------------

(1) The only type of other annual compensation for each of the named executive officers was in the form of perquisites, and was less than the level required for reporting.

(2) Employer contributions to the Company's Retirement and Savings Incentive Plan and matching contributions under the Company's 401 (k) feature within that Plan.

(3) For the period commencing May 1, 1998.

PERFORMANCE GRAPH

    The following graph compares the change in the Company's cumulative total shareholder return on its Common Stock with the NASDAQ Market Index (U.S.) and the NASDAQ Financial Stocks Index.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 NASDAQ          NASDAQ

            Indiana United  Financial Stocks   Market Index
                   Bancorp             Index         (U.S.)
1993              $100.000          $100.000       $100.000
1994               $96.948          $100.237        $97.752
1995              $118.600          $145.981       $138.256
1996              $141.798          $187.127       $170.015
1997              $226.945          $285.867       $208.580
1998              $226.596          $276.585       $293.209

          Assuming $100 invested on 12/31/93 with dividends reinvested

                                                             1993       1994       1995       1996       1997       1998
NASDAQ Market Index (U.S.)                                   100.000     97.752    138.256    170.015    208.580    293.209
NASDAQ Financial Stocks Index                                100.000    100.237    145.981    187.127    285.867    276.585
Indiana United Bancorp                                       100.000     96.948    118.600    141.798    226.945    226.596

Key:          -- - - - - - -   NASDAQ Market Index
              --
              -- -- -- -- --   NASDAQ Financial Stocks Index
                               Indiana United Bancorp

EMPLOYMENT AGREEMENT WITH JAMES L. SANER, SR.

    The Company has an employment agreement with its President and Chief Operating Officer, James L. Saner, Sr., which became effective as part of the merger of P.T.C. Bancorp into the Company. The agreement has a term commencing May 1, 1998 and ending May 31, 2002. During the term of the agreement, the Company agrees to employ Mr. Saner as its President and Chief Operating Officer or, at the request of the Company's Board of Directors, as its President and Chief Executive Officer, as its Chief Executive Officer or as its Chairman of the Board and Chief Executive Officer. Mr. Saner has agreed, at the request of the Company's Board of Directors, to resign from the position of President and Chief Operating Officer if at the time of such request Mr. Saner holds the position of Chief Executive Officer or the positions of Chairman of the Board and Chief Executive Officer of the Company. The employment agreement also provides that Mr. Saner will be nominated for election to the Company's Board of Directors so long as he is employed under the employment agreement, and that Mr. Saner shall also have the right to serve as a director of each subsidiary of the Company.

    Under the employment agreement, Mr. Saner receives an annual base salary as President and Chief Operating Officer of at least the greater of (i) $165,000 and (ii) an amount that is $10,000 less than the highest annual base salary paid to any other senior executive officer of the Company or any subsidiary of the Company. Under the employment agreement, Mr. Saner is entitled to receive, should the Company's Board of Directors elect him to the position of Chief Executive Officer, an annual base salary that is at least the greater of (i) $165,000 and (ii) an amount that is $10,000 more than the highest annual base salary paid to any other senior executive officer of the Company or any subsidiary of the Company.

    In addition to his annual base salary, Mr. Saner is also entitled to participate in all incentive compensation bonus and fringe benefit plans or programs from time to time provided to any other senior executive officer of the Company.

    Mr. Saner has the ability to terminate the employment agreement and leave the employ of the Company at any time and for any reason. In addition, Mr. Saner has the right to terminate his employment with the Company and receive certain payments and benefits from the Company for "Good Reason". "Good Reason" is defined as (i) the failure of the Company's Board of Directors to elect Mr. Saner to the position of Chief Executive Officer of the Company by May 31, 1999 or such earlier date as the Company's current Chief Executive Officer, Robert E. Hoptry, shall cease to hold that position, or (ii) a material breach of the employment agreement by the Company and a failure to cure such breach that results in Mr. Saner terminating his employment with the Company within 30 days following the end of the cure period. The Company's Board currently intends to appoint Mr. Saner Chief Executive Officer of the Company in May, 1999 following Mr. Hoptry's anticipated retirement and resignation as Chief Executive Officer.

    The Company also has the right to terminate Mr. Saner's employment at any time and for any reason, but unless such termination is for "Cause," the Company is obligated to make certain payments and provide certain benefits to Mr. Saner. "Cause" is defined as (i) the conviction of a felony, (ii) the conviction of a crime involving moral turpitude, (iii) misuse or embezzlement of funds, (iv) use of alcohol or drugs in such manner as is reasonably likely to injure or materially adversely affect the reputation of the Company or (v) willful gross neglect or willful gross misconduct in carrying out duties that is not cured upon notice from the Company and that results in material economic harm to the Company.

    If Mr. Saner terminates his employment for Good Reason or if the Company terminates Mr. Saner's employment other than for Cause, Mr. Saner is entitled to receive, subject to his compliance with certain non-competition provisions described below, his annual base salary, payable in accordance with the Company's general payroll practices, for the lesser of (i) 36 months and (ii) the remainder of the term of the employment agreement, except that Mr. Saner is always entitled to receive such payments for a minimum of 12 months. In either of such instances, the Company is also required to use its reasonable best efforts to provide Mr. Saner with continued participation in insurance benefit plans on the same terms as other senior executive officers then participate for a period of twelve months following the termination of such employment.

    As a condition to receiving the payments and benefits to be provided to Mr. Saner if he terminates his employment for Good Reason or if the Company terminates Mr. Saner's employment other than for Cause, Mr. Saner cannot be employed directly or indirectly at, or act as a consultant to, any main office or branch office conducting a banking business that is located in any Indiana county in which the Company or any subsidiary has an office on the date of Mr. Saner's employment ceases.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company's subsidiaries have made, and expect to make in the future to the extent permitted by applicable federal and state banking laws, bank loans in the ordinary course of business to directors and officers of the Company and its subsidiaries, and their affiliates and associates, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of the Company, such loans do not involve more than a normal risk of collectibility or present other unfavorable features. In addition, the Company's banking subsidiaries have engaged, and in the future may engage, in transactions with such persons and their affiliates and associates as a depositary of funds, transfer agent, registrar, fiduciary and provider of other similar services.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                               (ITEM 2 ON PROXY)

    The Company has appointed Crowe Chizek and Company LLP ("Crowe Chizek"), Indianapolis, Indiana, as the Company's independent accountants for the fiscal year ending December 31, 1999. This is a change in accountants recommended by the Company's Audit Committee and approved by the Company's Board. Crowe Chizek was engaged by the Company on March 31, 1999. Olive LLP ("Olive"), formerly known as Geo. S. Olive & Co. LLC, has served as the Company's independent accountants since the Company's formation in 1983.

    During the tenure of Olive as the Company's independent accountants, there were no disagreements with Olive on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Olive as the independent accountants of the Company. The change in accountants follows the Company having put its audit and other outside accounting work out for bid to Olive and Crowe Chizek, which served as the independent accountants for P.T.C. Bancorp prior to its merger with the Company on April 30, 1998.

    Services provided to the Company and its subsidiaries by Olive with respect to the fiscal year ended December 31, 1998 included the audit of the Company's consolidated financial statements and consultations on various tax matters. Crowe Chizek is expected to provide similar type services to the Company in the 1999 fiscal year.

    Representatives of Olive and Crowe Chizek are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they desire.

    In the event shareholders do not ratify the selection of Crowe Chizek as the Company's independent accountants for the current fiscal year, such appointment will be reconsidered by the Board.

    THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 1999 YEAR.

                             SHAREHOLDER PROPOSALS

    Any shareholder proposal intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company by December 2, 1999 in order to be considered for inclusion in the Proxy Statement for the 2000 Annual Meeting.

    The Company's Bylaws establish an advance notice procedure for shareholders to bring business before an annual meeting of shareholders of the Company (the "Shareholder Notice Procedure"). The Shareholder Notice Procedure provides that at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before such meeting. Under the Shareholder Notice Procedure, to be timely, notice of shareholder proposals to be made at an annual meeting must be received by the Company not less than 60 days nor more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days notice or prior public disclosure of the date of the meeting is given, the 10th day following the earlier of (i) the day such notice was mailed or (ii) the day such public disclosure was made).

    Under the Shareholder Notice Procedure, a shareholder's notice relating to the conduct of business must contain certain information about such business and about the proposing shareholder, including, without limitation, a brief description of the business the shareholder proposes to bring before the annual meeting, the reasons for conducting such business at such meeting, the name and address of such shareholder, the number of shares of Common Stock of the Company beneficially owned by such shareholder and any material interest of such shareholder in the business so proposed. If the Chairman of the Board or other officer presiding at a meeting determines that such business was not brought before the meeting in accordance with the Shareholder Notice Procedure, such business will not be conducted at such meeting.

    By requiring advance notice of other proposed business, the Shareholder Notice Procedure is intended to provide an orderly procedure for conducting annual meetings of shareholders and, to the extent deemed necessary or desirable by the Board, will provide the Board with an opportunity to inform shareholders, prior to such meetings, of any business proposed to be conducted at such meetings, together with any recommendations as to the Board's position regarding action to be taken with respect to such business, so that shareholders can better decide whether to attend such a meeting or to grant a proxy regarding the disposition of any such business.

                                 OTHER MATTERS

    The only matters to be considered at the meeting or any adjournment thereof, so far as known to the Board of Directors, are those set forth in the Notice of Annual Meeting of Shareholders and routine matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the Board of Directors intends that the persons named in the accompanying proxy form, or their substitutes, will vote the shares represented by such proxy form in accordance with their best judgment on such matters.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting will be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

                                          By order of the Board of Directors,

                                          SUE FAWBUSH
                                          SECRETARY

Greensburg, Indiana
March 31, 1999

                             INDIANA UNITED BANCORP
                           GREENSBURG, INDIANA 47240
                PROXY FOR 1999 ANNUAL MEETING OF SHAREHOLDERS
              (PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY)


The undersigned shareholder of INDIANA UNITED BANCORP ("Company"), Greensburg, Indiana, does hereby nominate, constitute and appoint DALE J. DEFFNER, PHILIP A. FRANTZ and EDWARD J. ZOELLER, or any of them (with full power to act alone), my true and lawful attorney(s) and proxy(ies) with full power of substitution, for me and in my name, place and stead, to vote all of the Common Shares of the Company standing in my name on its books at the close of business on March 12, 1999, at the Annual Meeting of Shareholders to be held at 201 N. Broadway, Greensburg, Indiana on May 18, 1999 at 10:00 a.m. (Eastern Standard Time), and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1. ELECTION OF DIRECTORS. To elect as directors the following ten (10) nominees: Eric E. Anderson, John E. Back, William G. Barron, Dale J. Deffner, Robert S. Dunevant, Philip A. Frantz, Robert E. Hoptry, James L. Saner Sr., Dale E. Smith and Edward J. Zoeller

    [ ] FOR all nominees (except as otherwise indicated below)

    [ ] WITHHOLD AUTHORITY to vote for all nominees

    (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.)

    --------------------------------------------------------------------------
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of Crowe Chizek and Company L.L.P. as the Company's independent accountants for the fiscal year ending December 31, 1999; and

    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. OTHER BUSINESS. To transact such other matters as may properly be brought before the Annual Meeting or any adjournment thereof. The Board of Directors does not know of any such other matters.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN
ITEM 1 AND A VOTE "FOR" ITEM 2.

Information regarding the matters to be acted upon at the meeting is contained in the Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this proxy.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. IF NO INSTRUCTION IS INDICATED, THEN THE ABOVE-NAMED PROXIES, OR ANY ONE OF THEM, WILL VOTE THE SHARES REPRESENTED "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1 AND "FOR" ITEM 2, AND IN ACCORDANCE WITH THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of

____________________, 1999.


----------------------------------------------

----------------------------------------------
(SIGNATURE OF SHAREHOLDER(S))

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEARS OPPOSITE THE SIGNATURE LINES. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.

An addressed, postage prepaid envelope is enclosed for your convenience in promptly returning your proxy to the Company. The prompt return of your proxy will help the Company avoid additional costs in soliciting proxies.